                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



              Date of Report (Date of earliest event reported):
                    December 17, 1998 (December 17, 1998)



                       Aegis Communications Group, Inc.
                       --------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Delaware            000-14315           75-2050538
             --------            ---------           ----------
         (STATE OR OTHER      (COMMISSION FILE     (IRS EMPLOYER
         JURISDICTION OF          NUMBER)        IDENTIFICATION NO.)
          INCORPORATION)



                      7880 Bent Branch Drive, Suite 150
                             Irving, Texas  75063
                             --------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



             Registrant's telephone number, including area code:
                                (972) 830-1800

1
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ITEM 5.   OTHER EVENTS.

     On December 17, 1998, Aegis Communications Group, Inc. (the
"Registrant") issued the press release attached hereto as Exhibit 99.1, which news release is incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

EXHIBIT NUMBER                DESCRIPTION
--------------                -----------
 4.1   Rights Agreement between Aegis Communications Group, Inc. and Harris
         Trust and Savings Bank dated December 16, 1998 (incorporated by reference from the Company's Form 8-A filed with the Securities and
         Exchange Commission on December 17, 1998).

99.1   News Release of Aegis Communications Group, Inc. dated December 17, 1998.











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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  December 17, 1998               AEGIS COMMUNICATIONS GROUP,
                                               INC.


                                             By:  /s/ Matthew S. Waller
                                                -------------------------------
                                                      Matthew S. Waller
                                                      CHIEF FINANCIAL OFFICER








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

                              INDEX TO EXHIBITS

EXHIBIT NUMBER                     DESCRIPTION
--------------                     -----------
 4.1     Rights Agreement between Aegis Communications Group, Inc. and Harris
           Trust and Savings Bank dated December 16, 1998 (incorporated by reference from the Company's Form 8-A filed with the Securities and
           Exchange Commission on December 17, 1998).

99.1     News Release issued by Aegis Communications Group, Inc. dated December
           17, 1998 (filed herewith).